Exhibit 99.2

EVANS BANCORP, INC.
INCENTIVE STOCK OPTION AGREEMENT

An Incentive Stock Option (“Option”) is hereby granted by Evans Bancorp, Inc., a New York Corporation (“Company”), to the employee named below (“Employee”), for and with respect to common stock of the Company, $.50 par value per share (“Common Stock”), subject to the following terms and conditions:

1. Option. Subject to the provisions set forth herein and terms and conditions of Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan, as amended, (“Plan”), the terms of which are hereby incorporated by reference, and in consideration of the agreements of the Employee herein provided, the Company hereby grants the Employee an option intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code as amended (the “Code”) and regulations issued thereunder to purchase from the Company the number of shares of Common Stock, at the exercise price per share and on the schedule, all as set forth below:

Name of Employee:

Number of Shares of Common
Stock Subject to Stock Option:

Exercise Price per Share:

Date of Grant:

2. Exercise Schedule. The Option shall be exercisable according to the following schedule:

(a) 100% of the shares of Common Stock subject to the Option – 5th year after the Date of Grant and thereafter.

Exercisability under this schedule is cumulative, and after the Option becomes exercisable under the schedule with respect to any portion of the shares of Common Stock subject to the Option, it shall continue to be exercisable with respect to that portion of the shares until the Option expires. No fractional shares of Common Stock shall be issued upon the exercise of an option. Notwithstanding the foregoing provisions of this Section 2, the Option shall become immediately exercisable with respect to all of the shares of Common Stock covered by the Option (e.g., 100% vested) as follows:

(a) Following the Date of Grant, the Option shall become fully exercisable (e.g., 100% vested) upon the date of the Employee’s death or, in the event the Employee’s employment is terminated as a result of his permanent disability, as defined in the Evans National Bank Pension Plan, as amended, as of the date of such Employee’s employment is terminated.

(b) The Option shall become fully exercisable (e.g., 100% vested) upon the date of a Change in Control (as herein defined), if the Employee=s employment is not terminated prior to the Change in Control. The term “Change in Control” shall occur if: (i) any person (as such term is used in Section 12 of the Securities Exchange Act of 1934 and the rules and regulations thereunder (the “Securities Act”) and including any Affiliate or Associate of such person, as defined in Rule 12b-2 under the Securities Act, and any person acting in concert with such person) directly or indirectly acquires or otherwise become entitled to vote more than 50 percent of the voting power entitled to be cast at elections for directors (“Voting Power”) of the Company; or (ii) there occurs any merger or consolidation of the Company, or any sale, lease or exchange of all or any substantial part of the consolidated assets of the Company and its subsidiaries to any other person and (A) in the case of a merger or consolidation, the holders of outstanding stock of the Company entitled to vote in elections of directors immediately before such merger or consolidation hold less than 50% of the Voting Power of the survivor of such merger or consolidation or its parent; or (B) in the case of any such sale, lease or exchange, the Company does not own at least 50% of the Voting Power of the other person.

To the extent that the aggregate Fair Market Value of the Common Stock (determined at the time of the Date of Grant) with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all plans of the Company and all related companies) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by Section 422 of the Code.

3. Exercise. Written notice of an election to exercise any portion of the Option, specifying the portion thereof being exercised and the exercise date, shall be given by the Employee, or his personal representative in the event of his death, by mailing such notice, postage prepaid, addressed to the Secretary of the Company at the principal executive offices of the Company at least three business days prior to the exercise date. At the time of exercise of the Option, the Exercise Price shall be payable in cash.

4. Term. The term of the Option will expire on    (the ten-year anniversary of the Date of Grant) unless sooner terminated.

5. Transfer of Option. The Option may be exercised only by the Employee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution. The Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Option other than in accordance with the terms set forth herein, shall be void and of no effect.

6. Termination of Employment and Expiration of Option.

(a) If the Employee’s employment with the Company is terminated for any reason, other than for “cause”, death or permanent disability, the Option shall expire on the earlier of 30 days after such termination of employment or the date the Option expires in accordance with its terms.

(b) If the employment of the Employee is terminated for “cause”, the Option shall expire at the time his employment terminates. The term for “cause” shall mean personal dishonesty, willful misconduct, gross negligence, conduct unbecoming to a banker, insubordination or deliberate failure to perform the duties assigned to him, as determined by the Board of Directors of the Company.

(c) If employment of the Employee with the Company is terminated due to his permanent disability, the Option shall expire on the earlier of the first anniversary of such termination of employment or the date the Option expires in accordance with its terms.

(d) If employment of the Employee with the Company is terminated due to his death, the Option shall expire on the date the Option expires in accordance with its terms and shall be exercisable in whole or in part by a legatee or legatees of the Option under the Employee’s will, or by his executors, personal representatives or distributees with respect to the number of shares of Common Stock subject to the Option.

7. No Shareholder Rights. Neither the Employee nor any other person entitled to exercise the Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Option, unless and until the Exercise Price for such shares shall have been paid in full.

8. Endorsement of Stock Certificates. The following endorsement may be printed on each share of Common Stock subject to this Agreement:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”). No sale, assignment, transfer, pledge or other disposition of these shares may be made in the absence of an effective registration statement for these shares under such Act or an opinion of counsel for the Corporation that registration is not required under such Act.

9. Binding Effect. This Agreement shall be binding upon the Employee and his heirs, distributees, legal representatives, successors, transferees and permitted assigns. Any person taking the shares by operation of law or as permitted under this Agreement shall acquire the shares subject to the terms and provisions of this Agreement. The parties shall make, execute and deliver any documents necessary to carry out the terms or provisions of this Agreement.

10. Surrender. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Option shall be exercised in part, or a change in the number or designation of the shares of Common Stock subject to the Option shall be made, this Agreement shall be delivered by the Employee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of shares of Common Stock subject to the Option.

11. Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt to the extent not inconsistent with Section 422 of the Code and regulations issued thereunder.

12. Miscellaneous Provisions. All notices, including offers and acceptances, shall be deemed to have been given if personally delivered or mailed, by certified or registered mail, to the parties entitled thereto at their addresses as contained in the records of the Company. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. No modification, termination or waiver shall be valid unless in writing and signed by the party sought to be charged thereunder. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be one and the same instrument. Facsimile copies of this Agreement and the signatures of the parties shall constitute original signatures and be binding. Whenever from the context, it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in either the masculine or feminine or in the neuter gender shall include the masculine, feminine and neuter genders.

13. Acceptance. This Option is conditioned upon the Employee’s acceptance of the terms hereof as evidenced by the execution of this Agreement and the return of an executed copy to the Secretary of the Company.

The Option and this Agreement shall be construed, administered and governed in all respects under and by the laws of the State of New York to the extent not inconsistent with Section 422 of the Code and regulations issued thereunder.

EVANS BANCORP, INC.

By:

The undersigned hereby accepts the foregoing Option and the terms and conditions thereof.

Date:

Employee: